                                                                    Exhibit 10.3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS EXHIBIT, WHICH PORTIONS HAVE BEEN OMITTED AND REPLACED WITH [****] AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              SETTLEMENT AGREEMENT
                               AND MUTUAL RELEASE

      THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE ("SETTLEMENT") is made and entered into as of July 25, 2003 (the "EFFECTIVE DATE"), by and between Microsoft Corporation, a Washington corporation with principal offices in Redmond, Washington (hereinafter "MICROSOFT") and Immersion Corporation, a Delaware corporation with principal offices in San Jose, California (hereinafter "IMMERSION"), each a "PARTY" and collectively, the "PARTIES."

                                    RECITALS

      WHEREAS, Immersion filed an action in the United States District Court for the Northern District of California entitled Immersion Corporation v. Sony Computer Entertainment of America, Inc., Sony Computer Entertainment Inc., and Microsoft Corporation, Northern District of California Case No. C02-00710 CW
(WDB) (the "LAWSUIT");

      WHEREAS, in the Lawsuit Immersion alleged infringement of U.S. Patent Nos. 5,889,672 and 6,275,213, and thereafter on October 8, 2002 Immersion filed a First Amended Complaint withdrawing the allegations of infringement under U.S. Patent No. 5,889,672 and adding allegations of infringement under U.S. Patent No. 6,424,333 (U.S. Patent Nos. 6,275,213 and 6,424,333 shall be referred to as the "PATENTS-IN-SUIT");

      WHEREAS, Microsoft filed various counterclaims in the Lawsuit alleging invalidity, non-infringement, and unenforceability of the Patents-in-Suit; and

      WHEREAS, Microsoft and Immersion wish to settle the Lawsuit insofar as it involves claims or disputes between Immersion and Microsoft, including all claims and counterclaims made or that could have been made by or against Microsoft in, or in connection with, the Lawsuit (such claims by or against Microsoft are referred to as the "MICROSOFT LAWSUIT").

      NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings hereinafter contained, and for good and valuable consideration, the Parties hereto agree as follows:

                                      TERMS

      1. LICENSE. Simultaneously with the execution of this Settlement, the Parties shall enter into the License Agreement attached as Exhibit A (the "LICENSE AGREEMENT").

      2. PAYMENT AMOUNT. Within five (5) days after the Effective Date, Microsoft shall pay Immersion by cashier's check, wire transfer or other immediately available funds the sum of money set forth in the License Agreement.

                              PROVIDED UNDER RULE 408

      3. TERMINATION OF THE MICROSOFT LAWSUIT. In consideration of the payments made under the License Agreement and upon verification of Immersion's receipt of the wire transfer for the amount set forth in the License Agreement and the Purchase Price (as defined in the Stock Purchase Agreement executed contemporaneously with this Settlement) (the "PAYMENT DATE"), the Parties will immediately jointly file stipulations of dismissal of the Microsoft Lawsuit with prejudice in the form attached hereto as Exhibit B with the clerk of the United States District Court for the Northern District of California. This Settlement is final and binding upon the Parties as of the Payment Date. Immersion and Microsoft agree to each bear their own expenses, legal costs and attorneys' fees stemming from the Microsoft Lawsuit up through and including the Payment Date.

      4. CLAIMS. Each Party represents and warrants that as of the Effective Date it has not assigned or otherwise transferred or subrogated any interest in any of its claims that are the subject of this Settlement, whether voluntarily, involuntarily or by operation of law. Each Party agrees to indemnify, defend and hold any other Party harmless from any liability, loss, claims, demands, damages, costs, expenses or attorneys' or experts' fees incurred as a result of its breach of any of the representations and warranties set forth in this
Section 4.

      5. GENERAL RELEASE. Effective as of the Payment Date, Microsoft, on behalf of itself and its current and future officers, directors, agents, shareholders, attorneys, insurers, employees, successors, assigns, parent companies, subsidiaries, divisions, affiliates, and representatives, and Immersion, on behalf of itself and its current and future officers, directors, agents, shareholders, attorneys, insurers, employees, successors, assigns, parent companies, subsidiaries, divisions, affiliates, and representatives, each hereby mutually release and forever discharge the other Party (and the other Party's current and future officers, directors, employees, attorneys, successors, assigns, subsidiaries, divisions and affiliates) from any and all liability and claims, debts, rights, actions, suits, damages, losses, costs, expenses, and demands whatsoever, in law or equity, of every kind, nature or description, whether known or unknown, fixed or contingent, which Microsoft or Immersion, as the applicable releasing Party, now has, or may hereafter acquire, by reason of any matter, cause or thing whatsoever accruing, occurring, or arising at any time prior to the Payment Date.

      6. JOINT PRESS RELEASE. The Parties shall issue, between 12:01 a.m. and 1:30 p.m. Pacific Time on July 28, 2003, the mutually-agreed-upon joint press release attached hereto as Exhibit C.

      7. NO ADMISSION OF WRONGDOING. This Settlement does not constitute and shall not be construed as an admission or acknowledgment of any wrongdoing by any Party, including but not limited to patent infringement by Microsoft.

      8. MUTUAL RELEASE OF ALL CLAIMS. Effective as of the Payment Date, Microsoft, on behalf of itself and its current and future officers, directors, agents, shareholders, attorneys, insurers, employees, successors, assigns, parent companies, subsidiaries, divisions, affiliates, and representatives, and Immersion, on behalf of itself and its current and future officers, directors, agents, shareholders, attorneys, insurers, employees, successors, assigns, parent companies, subsidiaries, divisions, affiliates, and representatives, each hereby mutually release and forever discharge the other Party (and the other Party's current and future officers, directors, employees, attorneys, successors, assigns, subsidiaries, divisions and affiliates) from any and all liability and

                              PROVIDED UNDER RULE 408

claims, debts, rights, actions, suits, damages, losses, costs, expenses, and demands whatsoever, in law or equity, of every kind, nature or description, whether known or unknown, fixed or contingent, which Microsoft, Immersion, or any of them ever had, now has, or may hereafter acquire, by reason of any matter, cause or thing whatsoever accruing, occurring, or arising at any time prior to the Payment Date ("CLAIMS"), and solely to the extent that such Claims arise from, refer to, or in any manner relate to any of the complaints, cross-complaints or counterclaims that were filed in the Microsoft Lawsuit. Immersion's release under this Settlement shall inure to the benefit of the licensees, distributors and customers, direct and indirect, of Microsoft and all Microsoft Subsidiaries (as defined in the License Agreement) (collectively, "MICROSOFT CUSTOMERS") solely with respect to (i) any hardware, software, service or associated component licensed, manufactured, distributed, published, or sold by or for Microsoft or a Microsoft Subsidiary which is either (a) distributed or sold in the form created by or for Microsoft or a Microsoft Subsidiary, or (b) incorporated into the products or components of Microsoft Customers; and (ii) any game, other than a Medical Product (as defined in the License Agreement), developed by a third party prior to the Payment Date and licensed for use on a [****] (as defined in the License Agreement). However, notwithstanding anything to the contrary herein, in no event shall the release by Immersion set forth in this Settlement be construed [****] or to third parties to the extent that such third parties make products or provide services designed specifically for, or specifically for use in conjunction with the products, of the foregoing entities.

      9. REPRESENTATION BY COUNSEL. Immersion and Microsoft have both been represented by counsel in entering into this Settlement and the Exhibits, counsel has reviewed the Settlement, including the Exhibits, and advised as to any and all risks, and Immersion and Microsoft each freely enter into this Settlement.

      10. WAIVER OF SECTION 1542. It is understood and agreed that this Settlement is intended to cover and does cover all claims or possible claims of every nature and kind whatsoever arising prior to the Effective Date, whether known or unknown, suspected or unsuspected, or hereafter discovered or ascertained, and all rights under Section 1542 of the Civil Code of California are hereby expressly waived. The Parties hereto acknowledge that they are familiar with Section 1542, which reads as follows:

            A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The Parties hereto expressly, knowingly, and intentionally waive and relinquish any and all rights which they have under Section 1542, as well as under any other similar state or federal statute or common law principle.

      11. CONFIDENTIALITY OF THIS SETTLEMENT. The Parties shall use their best efforts to keep the terms and conditions of this Settlement in strict confidence, and neither Party shall, without first securing the written consent of the other Party, knowingly disclose any of the terms and conditions of this Settlement to any non-affiliated third party or make any such disclosure in

                              PROVIDED UNDER RULE 408

any public announcement, press release, or publication, or in any publicity, advertising or promotional activity, except as follows or as additionally permitted under the License Agreement, but only to the extent specifically authorized under the License Agreement: (a) in the joint press release as provided for in this Settlement; (b) disclosures required by law, government regulation, or court order, including, but not limited to, any securities laws or Securities and Exchange Commission rules or regulations; (c) necessary disclosures to the Party's directors, accountants, legal advisors, investors, and financial advisors; and (d) disclosures necessary to bring an action to enforce this Settlement. The restrictions of this Section 11 shall not prevent either Party from disclosing the fact of settlement, and that they have resolved all disputes regarding the Microsoft Lawsuit, or representing that Microsoft has clear rights to all intellectual property in its products, nor shall they apply to any information which now is or hereafter becomes publicly available except through a violation of this Section 11.

      12. CONFIDENTIALITY OF PROPRIETARY INFORMATION. Except as may reasonably be agreed to in writing within thirty (30) days of the Payment Date by counsel for the Parties, Immersion and Microsoft expressly agree to destroy any information marked as "Confidential" or "Attorneys Eyes Only" pursuant to the Stipulated Protective Order entered on September 23, 2002 and the Stipulation and Order Revising Protective Order entered on March 6, 2003 (collectively, "PROTECTIVE ORDER") in the Microsoft Lawsuit. Each of Immersion and its counsel and Microsoft and its counsel agrees to provide the others with a sworn statement that all documents produced by one Party to the other subject to the Protective Order have either been destroyed or returned to the producing Party within sixty (60) days of the Effective Date. Immersion further agrees to return all source code provided to Immersion under the Protective Order (whether existing in electronic or paper form) within thirty (30) days after the Effective Date and to provide Microsoft with a sworn statement from an officer of Immersion that (i) no unauthorized copies of such source code were made while in Immersion's possession; and (ii) all such source code has been returned to Microsoft. In no event will any agreement between the Parties' counsel with respect to any information that Immersion may retain pursuant to the first sentence of this Section 12 extend to any Microsoft source code (whether existing in electronic or paper form).

      13. DISPUTE RESOLUTION. This Settlement shall be construed and controlled by the laws of the State of Washington, and each Party consents to exclusive jurisdiction and venue in the federal courts sitting in King County, Washington, unless no federal subject matter jurisdiction exists, in which case each Party consents to exclusive jurisdiction and venue in the Superior Court of King County, Washington. Each Party waives all defenses of lack of personal jurisdiction and forum non-conveniens. Process may be served on either Party in the manner authorized by applicable law or court rule. In any action to enforce any right or remedy under this Settlement or to interpret any provision of this Settlement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

      14. NOTICE. All notices and requests in connection with this Settlement will be given in writing and will be deemed given as of the day they are received either by messenger, delivery service, or in the mails of the United States of America, postage prepaid, certified or registered, return receipt requested, and addressed as follows:

                               PROVIDED UNDER RULE 408

   TO: MICROSOFT                                    TO: IMMERSION
   Microsoft Corporation                            Immersion Corporation
   Attention:  Vice President, Litigation           Attention:  Vice President,
                                                    Legal Affairs
   One Microsoft Way                                801 Fox Lane
   Redmond, Washington  98052-6399                  San Jose, California 95131
   Phone: (425) 882-8080                            Phone:  (408) 467-1900
   Fax: (425) 936-7329                              Fax:  (408) 467-1901
   Copy to: Law & Corporate Affairs
   Attention:  Vice President, Intellectual
   Property
   Fax:  (425) 936-7409

or at such other address as either Party hereto may specify by notice given in accordance with this Section 14.

      15. ASSIGNMENT. This Settlement, including all releases and covenants not to sue by Immersion of or to Microsoft, are fully assignable by Microsoft, other than to [****] and provided such assignment is made in connection with an assignment of all rights and obligations under the License Agreement. This Settlement, including all releases and covenants not to sue by Microsoft of or to Immersion, may be assigned by Immersion to any acquiror of all or substantially all of the business or assets of Immersion, or in connection with a merger. This Settlement will be binding upon and inure to the benefit of the successors and assigns of the Parties. Notwithstanding anything to the contrary in this Settlement, in the event of any permitted assignment by a Party pursuant to this Section 15, in no event will the assignee be deemed to have released any claims other than the claims of the assigning Party (i.e. Microsoft or Immersion) which are expressly released by the assigning Party hereunder. If Immersion is acquired by Company X, in no event will Company X be deemed to have released any claims that it possessed prior to the acquisition of Immersion or that are independent of or unrelated to Immersion.

      16. SEVERABILITY. If any provision of this Settlement shall be held to be illegal, invalid or unenforceable, that provision will be enforced to the maximum extent permissible so as to effect to the intent of the Parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Each Party hereby waives its right to challenge the validity and enforceability of this Settlement.

      17. CONSTRUCTION. This Settlement has been negotiated by the Parties and their respective counsel and will be fairly interpreted in accordance with its terms and without any construction in favor of or against any Party. Failure by either Party to enforce any provision of this Settlement will not be deemed a waiver of future enforcement of that or any other provision hereof.

      18. COUNTERPARTS. This Settlement may be executed by the Parties in separate counterparts, each of which so executed and delivered shall be an original. Delivery by facsimile shall be sufficient for purposes of this paragraph.

                             PROVIDED UNDER RULE 408

      19. RECITALS AND EXHIBITS. The recitals and exhibits are hereby incorporated into this Settlement by this reference.

      20. ENTIRE AGREEMENT. This Settlement, together with the Exhibits hereto, which are hereby incorporated into and made a part of this Settlement, contain the entire and only agreement between the Parties with respect to the subject matter hereof and thereof, and supersede and cancel all previous and contemporaneous oral and written agreements, discussions, communications, negotiations, commitments and writings in connection with such subject matter. The terms and conditions of this Settlement may be altered, modified, changed or amended only by a written agreement executed by duly authorized representatives of Immersion and Microsoft.

      21. AUTHORIZED SIGNATORIES. The Parties hereby warrant that they are legally authorized and entitled to settle and release every claim herein referred to and as provided by this Settlement, and to give a valid, full, and final acquittance therefor.



                            [SIGNATURE PAGE FOLLOWS]

                   -------------------------------------------

                              SIGNATURE PAGE TO THE

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

                   -------------------------------------------



      IN WITNESS WHEREOF, the Parties have executed this Settlement on the dates opposite their respective signatures and have read and fully understand the provisions of this Settlement.

IMMERSION CORPORATION

By:                                              Dated:
    ---------------------------------------             ------------------------
     VICTOR VIEGAS
     President, Chief Executive Officer and
     Chief Financial Officer

MICROSOFT CORPORATION

By:                                              Dated:
    ---------------------------------------             ------------------------
     Name:
     Title:


By:                                              Dated:
    ---------------------------------------             ------------------------
     Name:
     Title:


By:                                              Dated:
    ---------------------------------------             ------------------------
     Name:
     Title:


By:                                              Dated:
    ---------------------------------------             ------------------------
     Name:
     Title: